1 Citibank Basic Materials Conference December 1, 2015 Exhibit 99.1

2 Forward-Looking Statements This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate. These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward- looking statements. Factors that could cause or contribute to such differences include, but are not limited to: factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended September 30, 2015. These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin, and declared effective by the SEC, on September 2, 2015. The forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

3 Olin Acquires Dow’s Chlorine Products Businesses • Transaction Overview • Reverse Morris Trust structure • Total value of $4.5 billion, consisting of approximately: 1) $1.5 billion in common stock, 2) $2.1 billion in cash and cash equivalents, 3) $0.6 billion in assumed debt, and 4) $0.3 billion in assumed pension liabilities • Separate $0.4 billion payment at transaction close for ethylene is additive and value-creating • Creates a Chlorine Products leader with $7 billion in revenue and $1 billion in pre-synergy EBITDA

4 Strategic Benefits • A Leading Producer of Chlorine Derivatives and Caustic Soda • Leading global chlor alkali producer with 6.2 million tons of low cost chlorine capacity • #1 global seller of membrane caustic soda and chlorinated organics • #1 global supplier of epoxy materials • #1 North American seller of chlorine, bleach and on-purpose hydrochloric acid (HCl) • Olin Has Significant Scale with Geographic and Product Diversity • Operations in North America, Europe, Latin America and Asia • Downstream Chlorine derivatives increase to 19 end uses from 3 • Strong Cash Flows and Significant Cost and Expansion Synergies • Long-term contracts, geographic and product portfolio diversity, and low cost operations to provide higher level of earnings stability and cash flow generation • Expected synergies of at least $200MM are expected by end of third year • Upside potential to $300MM by accessing new segments and customers

5 Top Tier, Low-Cost Facilities • Advantaged electricity - 85% of which will be generated from natural gas and hydroelectric power sources • Plant scale enables fixed costs to be leveraged over a much larger asset base • Closer proximity to customers with expanded plant locations • Access to deep water ports and the river system allows us to reduce our largest chlor-alkali cost – rail freight • Advantaged brine - 80% will be supplied from owned and operated mines • In-house cell maintenance • Ethylene – 20 year agreement with Dow at producer economics

6 Chlor- Alkali Capacity (in thousands of short tons) Facility Membrane Diaphragm Total Products Freeport, TX 1,450 1,800 3,250 Chlorine, Caustic, VCM, EDC, Epoxy and Chlorinated Organics Plaquemine, LA 1,070 1,070 Chlorine, Caustic, EDC, Chlorinated Organics McIntosh, AL 352 426 778 Chlorine, Caustic, Bleach, HCl Niagara Falls, NY 300 300 Chlorine, Caustic, Bleach, HCl St. Gabriel, LA 246 246 Chlorine, Caustic Charleston, TN 218 218 Chlorine, Caustic, Bleach, KOH, HCl Becancour, Quebec 175 175 Chlorine, Caustic, Bleach, HCl Henderson, NV 153 153 Chlorine, Caustic, Bleach, HCl Total 2,566 3,624 6,190 Technology Mix 41% 59% Olin to idle or permanently close 250,000 to 450,000 tons of chlor alkali capacity

Diversified Geographic Footprint


Plaquemine, LA
CA, EDC
Perc
Brine, Power
Russellville, AR
Cell assembly and maintenance
Rheinmünster, Germany
CER
Terneuzen, Netherlands
Cumene
Freeport, TX
CA, VCM, EDC
Epi/Allyl, LER, CER
BisA, Phenol/Acetone
CMP, Tric, VDC
Brine, Power
Bécancour, QC
Stade, Germany
CMP, Perc, Tric
Epi/Allyl, LER,
CER, BisA
Niagara Falls, NY
Tacoma, WA
Pisticci, Italy
CER
Henderson, NV
Tracy, CA
Augusta, GA
Baltringen, Germany
CER
Gumi, South Korea
CER
Roberta, GA
CER
Santa Fe Springs, CA
St Gabriel, LA
Zhangjiagang, China
CER
Charleston, TN
McIntosh, AL
Guaruja, Sao Paulo, Brazil
LER, CER
Chlor–Alkali & Vinyl
Epoxy
Global Chlorinated Organics
Supporting assets

Source: Olin and Dow management

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8 Ability to Rapidly Access Global Markets as Attractive Situations Develop Distribution Designed For Low Cost Access to Deep-water Ports, Railcars, River Systems, Trucks and Other Logistical Networks Rail Truck Expanded Transportation Options

9  Increased procurement efficiencies  Elimination of duplicate terminals and optimization of freight to terminals  Reduction of net acquisition cost for purchased caustic  Savings from trucking and rail fleet optimization  COGS reduction opportunities Logistics & procurement  SG&A  Cost optimization  Energy utilization Operational efficiencies  Consolidation of select operations and facilities across the business  Installation of new capacity  Relocation of select manufacturing processes Asset optimization  Increased sales to new third-party customers  Access to new product segments Accessing new segments and customers $70mm $80mm $200mm Total annual cost synergies expected to be achieved by end of third year Potential upside to $300mm Expected Annual Value Cost synergies breakdown Significant Synergies $50mm

Chlorine Use Diversity

	% of North America Chlorine Capacity (KTA)	Number of Chlorine Uses
Olin	37	19
OXY	22	12
axiall	15	10
FORMOSA PLASTICS USA	6	5
SHINTECH	7	1
Westlake Chemical	4	1

Chlorine Use Diversity

- ✓ Merchant
- ✓ HCl
- ✓ EDC
- ✓ VCM
- ✓ Allyl
- ✓ Epi
- ✓ Bleach
- ✓ LER
- ✓ MDI
- ✓ PO
- ✓ PG
- ✓ Ag
- ✓ Perc
- ✓ Tric
- ✓ M1
- ✓ M2
- ✓ M3
- ✓ Tet
- ✓ VDC

End Markets Served

- ✓ Refrigerants
- ✓ Coatings
- ✓ Paper & Pulp
- ✓ Construction
- ✓ Food Packaging
- ✓ Surfactants
- ✓ Pharmaceuticals
- ✓ Others

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11 New Olin Enhanced Stable Cash Flow • Legacy Olin: • Leading position in North American sales of merchant chlorine • Leader in Industrial bleach which provides non-cyclical cash flows • Leading producer of on-purpose Hydrochloric Acid • Winchester provides stable and predictable cash flows • New Olin Adds: • Olin exposure to merchant chlorine and merchant caustic soda pricing reduced to less than 20% of revenue • Long-term contracts with Dow provide stable cash flows • Chlorinated Organics uses by-product streams to serve non- cyclical demand

12 Low-Cost ECU Chlorinated By- Products (HCl, RCl) Hydrocarbons (Methanol etc.) Chlorinated Organics Value Drivers Chlorinated Organics • Breadth of channels, geographic reach, diversity of end markets • Customer relationships and strong contract position • Low-cost energy and feed-stocks • Superior manufacturing technology and processes Products Feed-stocks End Markets Surface Prep Infrastructure Inhaler Propellant Agriculture Refrigeration Nonstick Coatings Dry Cleaning

13 • The lowest cost producer of key epoxy materials • Global asset footprint aligned with targeted applications • High value downstream growth applications • Excellent flexibility to maximize value throughout entire epoxy chain Global Epoxy Olin is the Largest and Most Integrated Epoxy Business in the World

Epoxy Value Chain Integrated & Low Cost


Upstream
Downstream
Caustic
Chlorine
Propylene
Benzene
Allyl chloride
EPI
Liquid Epoxy
Cumene Phenol Acetone
BPA
Hardeners
Solid/Solid Solutions
Specialty Epoxies
Blends
Brominated Epoxy
NOVOLACS
Distributors & Formulators
Coatings
• Industrial
• Marine
• Protective
• Automotive
• Packaging
• AGMF
Electronics
• Circuit Boards
• Chips
• Potting
• Encapsulation
Composites
• Industrial
• Recreational
• Transportation
• Aerospace
Adhesives
• Industrial
• Construction
• Electronics
• Aerospace
• Consumer
Feedstocks
Allylics
Aromatics
Midstream
External Downstream

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15 Brands Winchester Strategy • Centerfire relocation: – $24 million of cost savings in 2014 – Expect $35 million of cost savings in 2015 – Expect $35-$40 million lower annual operating costs beginning in 2016 • New product development: – Continue to develop new product offerings – Maintain reputation as a new product innovator – 10% of sales attributable to products developed in the past 5 years • Provide returns in excess of cost of capital Hunters & Recreational Shooters Products Retail Distributors Mass Merchants Law Enforcement Military Industrial Rifle      N/A Handgun      N/A Rimfire (.22 caliber)       Shotshell       Components       New Products

16 Increased Installed Base

17 0 20 40 60 80 100 120 140 160 180 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q1 '15 Winchester Is Growing • We expect Winchester’s 2015 earnings to exceed 2014 earnings as a result of: − Cost savings from the centerfire relocation to Oxford, MS − A significant increase in the number of sport shooters • Pistol, rifle, shotshell and rimfire ammunition demand strong in Q3 • Commercial backlog at Q3 2015 almost 2x the Q3 2012 backlog • Centerfire relocation cost savings to reach full $40 million annual level beginning in 2017 25% CAGR Annual EBITDA 158 69 73 78 42 36 25 49 144 107 Q3 ‘15

18 Strong Pro Forma Free Cash Flow $ in millions pro forma Adjusted EBITDA pro forma Cash Flow pro forma Interest Dividend pro forma Free Cash Flow pro forma Taxes Capital Spending $962 $280 $599 ($250) ($133) ($186) 2 3 4 5 Source: Dow, DCP Management, Olin Management (1) Company Adjusted EBITDA for the year ended December 31, 2014. Remaining cash flow figures estimated as if the Company operated FY 2014 with pro forma capital structure and current capital spending targets. Refer to Disclaimer section for further information regarding forward looking statements. (2) Estimated using a blended global statutory rate of 37%. (3) Represents the mid-point of management’s annual maintenance capital spending estimate range of $225 to $275 million. (4) Calculated based upon the Company’s pro forma capital structure following the consummation of the Transactions. (5) Calculated based on 166.1 million shares outstanding and an annual dividend rate of $0.80 per share. 1 ($113)

19 Uses of Cash • Annual maintenance capital spending estimated at $250 million • Annual dividend $133 million • Free Cash flow focus on: • Funding of synergy capital - $200 million over three years • Repayment of debt